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                                                                EXHIBIT 10(u)(1)

                             FIRST AMENDMENT TO THE
                     UPS 1997 MANAGERS STOCK PURCHASE PLAN

     THIS FIRST AMENDMENT TO THE UPS 1997 MANAGERS STOCK PURCHASE PLAN (the "Amendment") is made effective as of the 26th day of October, 1998 (the "Effective Date"), by United Parcel Service of America, Inc., a corporation organized under and doing business under the laws of the State of Delaware (the "Company"). All capitalized terms in this Amendment have the meaning ascribed to such term in the UPS 1997 Managers Stock Purchase Plan (the "Plan"), unless otherwise stated herein.

                             W I T N E S S E T H :

     WHEREAS, the Plan was adopted by the Board of the Company; and

     WHEREAS, the Board of the Company desires to amend the Plan to permit eligible participants to purchase shares of UPS Common Stock without purchasing shares of OPL Common Stock;

     NOW, THEREFORE, in consideration of the premises and mutual promises contained herein, the Plan is hereby amended as follows:

     1. Section 2 of the Plan is hereby amended by deleting the definitions of "Unit" and "Unit Price" in their entirety and substituting in lieu thereof the following:

               "`Unit' means one share of UPS Common Stock and one-fourth share of OPL Common Stock, unless the eligible participant is permitted by the Board pursuant to Section 4(E) below to purchase shares of UPS Common Stock alone, in which case `Unit' means one share of UPS Common Stock.

               `Unit Price' means the sum of the Current Price of one share of UPS Common Stock and the Current Price of one-fourth share of OPL Common Stock, unless the eligible participant is permitted by the Board pursuant to Section 4(E) below to purchase shares of UPS Common Stock alone, in which case `Unit Price' means the Current Price of one share of UPS Common Stock."

     2. Section 4 of the Plan is hereby amended by adding the following as Subsection (E):

               "E. Notwithstanding the foregoing, the Board may, in its sole discretion, permit eligible participants to purchase shares of UPS Common Stock without also purchasing shares, or any fraction of a share, of OPL Common Stock. In the event such permission is granted, a `Unit' for purposes of this Plan shall mean one share of UPS Common Stock and the `Unit Price' for purposes of this Plan shall mean the Current Price of one share of UPS Common Stock."
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3.        Except as specifically amended by this Amendment, the Plan shall remain in full force and effect as prior to this Amendment.

          IN WITNESS WHEREOF, the Company has caused this FIRST AMENDMENT TO THE UPS 1997 MANAGERS STOCK PURCHASE PLAN to be executed on the Effective Date.


                                    UNITED PARCEL SERVICE OF AMERICA, INC.

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